Asset management income	12 Months Ended
Dec. 31, 2021
Asset management income.
Asset management income

8. Asset management income

The Group receives regular management fees on its managed funds, calculated as a percentage of capital committed by the fund investors or as a percentage of capital committed by the fund, depending upon the status of the fund. In addition, the Group receives performance fees from the funds. The Group’s managed funds (other than the Strategic Value Fund and BOF-C) use a so-called “European” structure for the payment of performance fees, whereby the manager is not paid any performance fees until fund investors have had their entire capital investment repaid. This contrasts with a so-called “American” structure for the payment of performance fees, whereby the performance fees are paid on profitable resolutions as they occur. The impact of the “European” structure is to delay the receipt of the performance fees. As a result, while many fund assets have already successfully and profitably concluded, few of the related performance fees have been paid. Performance fees are recognized when a reliable estimate of the performance fee can be made, and it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur.

The table below sets forth the components of the asset management income for the years ended December 31, 2021, 2020 and 2019:

($ in thousands)	2021	2020	2019
Management fee income	8,667	8,706	15,160
Performance fee income	5,729	6,400	-
Total asset management income	14,396	15,106	15,160